First Trust Merger Arbitrage Fund

Class A Shares – VARAX

Class C Shares – VARCX

Class I Shares – VARBX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 18, 2024, to the

Prospectus dated January 31, 2024.

Effective immediately, the First Trust Merger Arbitrage Fund (the “Fund”) has lowered the maximum sales charge for Class A shares of the Fund from 5.75% to 4.50% and revised the sales charge and dealer reallowance schedules with respect to Class A Shares of the Fund, which vary by the amount invested. In connection with these revisions, effective immediately, no sales charge is applied to investments in Class A Shares of $250,000 or more (previously, $1 million or more); however, to the extent a finder’s fee was paid, a contingent deferred sales charge will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Effective immediately, the amount of such contingent deferred sales charge is lowered from 1.00% to 0.50%. Additionally, effective immediately, the redemption fee for the Fund will be removed. Accordingly, effective immediately, all references to the redemption fees in the Prospectus are deleted in their entirety.

In connection with the changes described above, the following revisions are made to the Fund’s Prospectus:

The “Fees and Expenses of the Fund” in the Fund’s summary section of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below provides information on the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND — Purchase of Shares” on page 25 of this Prospectus and in “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	0.50%[1]	1.00%[1]	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.57%		0.57%		0.50%
Shareholder servicing fee	0.15%		0.15%		0.08%
Dividends and interest expense on short sales	0.29%		0.29%		0.29%
All other expenses	0.13%		0.13%		0.13%
Acquired fund fees and expenses		0.03%		0.03%		0.03%
Total annual fund operating expenses[2]		2.10%		2.85%		1.78%

1	For Class A shares, no sales charge applies on investments of $250,000 or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
2	The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$653	$1,078	$1,528	$2,772
Class C	$390	$883	$1,504	$3,176
Class I	$181	$560	$964	$2,095

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C	$288	$883	$1,504	$3,176

The table under the heading entitled “Sales Charge Schedule” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $24,999	4.50%	4.71%	3.75%
$25,000 – $49,999	3.50%	3.63%	2.75%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.00%	2.04%	1.50%
$250,000 and above	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See the “Large Order Net Asset Value Purchase Privilege” section.

The first, second, third and fourth paragraphs under the heading entitled “Quantity Discounts” on page 27 of the Prospectus are deleted in their entirety and replaced with the following:

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $25,000 would pay an initial charge of 3.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares — Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

●	you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next thirteen (13) months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

●	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”) (see below).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent.

Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The first paragraph under the heading entitled “Large Order Net Asset Value Purchase Privilege” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $250,000 or more, but to the extent a finder’s fee was paid, a CDSC of 0.50% will be imposed in the event of certain redemptions within 12 months of the date of purchase. From its own profits and resources, the Distributor may pay a finder’s fee of 0.50% to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund. Please contact your financial intermediary to determine whether a finder’s fee was paid in connection with your investment in the Fund.

The section “Large Order Net Asset Value Purchase Privilege – Authorized Dealers” in Appendix A to the Prospectus is deleted in its entirety and replaced with the following:

Large Order Net Asset Value Purchase Privilege

From its own profits and resources, the Distributor may pay a finder’s fee to financial intermediaries that initiate or are responsible for purchases of $250,000 or more of Class A shares of the Fund, including UBS Financial Services Inc.

Additionally, effective immediately, the minimum initial investment for the Fund’s Class I shares will be lowered from $500,000 to $100,000 and the minimum initial investment for the Fund’s Class A shares will increase from $1,000 to $5,000. As a result, all references to the minimum initial investment for the Fund’s Class I shares and Class A shares in the Prospectus are updated accordingly. For subsequent purchases of the Fund’s Class I shares and Class A shares, there continues to be no required minimum investment amount.

Additionally, effective immediately, the following disclosure is added under the “Your Account with the Fund” section beginning on page 24 of the Prospectus:

Automatic Conversion of Class C Shares

Class C shares of the Fund that have been held for 7 years or more will automatically convert into Class A shares of the Fund and will be subject to Class A shares’ lower distribution and service (12b-1) fees. The conversion will occur on the basis of the relative net asset values of the two classes, meaning the value of your investment will not change, but the number of shares that you own may be higher or lower after the conversion.

Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of the 7-year anniversary (or the following month if the 7-year anniversary is after the last business day of the month) of the Class C shares’ purchase date. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Shareholders will not pay a sales charge, including a CDSC, upon the automatic conversion of their Class C shares to Class A shares. The automatic conversion of the Fund’s Class C shares into Class A shares after the 7-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. In circumstances where a financial intermediary is unable to track or substantiate the holding period of a Class C shareholder, such shareholder will remain holding Class C shares and will be ineligible to have their shares converted to Class A shares pursuant to this automatic conversion program. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that made Class C shares of the Fund available to participants on or before November 18, 2024, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Please retain this Supplement with your records.